UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2026
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-10701	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

2.01	Completion of Acquisition or Disposition of Assets	3

8.01	Other Events	3

9.01	Financial Statements and Exhibits	3

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 31, 2026, The E. W. Scripps Company (“Scripps”) closed on the sale of its WRTV television station to Circle City Broadcasting for cash consideration of $83 million.

Although the transaction only relates to a single station and we do not consider it material, under revised Securities and Exchange Commission rules that require us to compare the value of the consideration received against our market capitalization, the WRTV sale met a quantitative threshold to be technically considered a “significant” disposition within the meaning of those rules. Accordingly, in order to comply with these rules, we are filing this Form 8-K under Item 2.01 and providing the pro forma information required by Item 9.01 as provided below.

Item 8.01 Other Events

On March 31, 2026, Scripps issued a press release announcing the completion of the WRTV sale. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information

Pursuant to Article 11 of Regulation S-X, the following unaudited pro forma financial information for Scripps, giving effect to the WRTV sale, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2025.
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2025.
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) Exhibits

Exhibit Number	Description of Item

99.1	The E. W. Scripps Company Unaudited Pro Forma Condensed Consolidated Financial Statements

99.2	Press release dated March 31, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Daniel W. Perschke
Daniel W. Perschke
Senior Vice President, Controller
(Principal Accounting Officer)
Dated: April 1, 2026
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